UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2024 (November 6, 2024)
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BOWLERO CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	BOWL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2024, Bowlero Corp. (the “Company”) entered into an employment agreement with Lev Ekster, its President. The employment agreement provides for an initial annual base salary of $725,000 and a target annual bonus to be determined by the Compensation Committee of the Board of the Directors for each year of the term, equal to a minimum of 50% of base salary. The term of the agreement will expire on November 6, 2026, unless earlier terminated by either party.

Pursuant to the employment agreement, on termination of Mr. Ekster’s employment by the Company without “cause” or by him for “good reason” (as such terms are defined in the agreement), Mr. Ekster will be entitled to termination benefits in the form of continued payment of base salary then in effect and payment or reimbursement of premiums for continued health plan coverage for 12 months. If the termination occurs within 24 months after a “change in control” (as defined in the 2021 Omnibus Incentive Plan), the 12 months of base salary will instead be paid in a lump sum. The termination benefits under the employment agreement are subject to Mr. Ekster’s execution of a release of claims and his compliance with certain restrictive covenants in the agreement and in the confidential information and work product assignment agreement that he was required to sign as a condition to his employment.

The foregoing summary of the material terms of the employment agreement is subject to the full and complete terms of the agreement, which the Company expects to file as an exhibit to its periodic report covering the effective date of agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWLERO CORP.

Date: November 7, 2024	By:	/s/ Robert M. Lavan
	Name:	Robert M. Lavan
	Title:	Chief Financial Officer